UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 21, 2004



                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)


          MINNESOTA                     0-21394                 41-1713474
 (State of other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification Number)


            1650 WEST 82ND STREET, SUITE 1040, BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

              (Former name, former address and former fiscal year,
                         if changed since last report):

ITEM 5.  OTHER EVENTS

         By press release on July 20, 2004 (See Exh. 99.1, attached), GelStat Corporation announced a three-for-two stock dividend, payable to shareholders of record on August 17, 2004.

ITEM 7.  EXHIBITS

         99.1     Press Release dated 7/20/04


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2004                         GELSTAT CORPORATION



                                             By: /s/ Stephen C. Roberts
                                                 -------------------------------
                                                 Stephen C. Roberts, Chief
                                                 Executive Officer (Principal
                                                 executive officer) and
                                                 Authorized Signatory



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